Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

FIRST QUARTER 2026 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, May 5, 2026 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE; NYSE Texas: CRK) today reported financial and operating results for the quarter ended March 31, 2026.

Highlights of 2026's First Quarter

•
First quarter 2026 financial results:
•
Natural gas and oil sales, including realized hedging losses, were $339 million for the quarter.
•
Operating cash flow was $192 million or $0.66 per share.
•
Adjusted EBITDAX for the quarter was $251 million.
•
Adjusted net income was $44 million or $0.15 per share for the quarter.
•
Turned six Western Haynesville wells to sales in the first quarter with an average lateral length of 10,874 feet and an average per well initial production rate of 29 MMcf per day.
•
Turned ten Legacy Haynesville wells to sales during the first quarter with an average lateral length of 12,312 feet and an average per well initial production rate of 31 MMcf per day.

Financial Results for the Three Months Ended March 31, 2026

Comstock's natural gas and oil sales in the first quarter of 2026 were $338.6 million (including realized hedging losses of $80.4 million). Operating cash flow (excluding changes in working capital) generated in the first quarter of 2026 was $191.9 million, and net income for the first quarter was $112.5 million or $0.38 per diluted share. The net income in the quarter included a pre-tax $82.8 million unrealized gain on hedging contracts held for price risk management resulting from the change in future natural gas prices since the fourth quarter of 2025. Excluding this item, exploration expense and gain from sale of assets, adjusted net income for the first quarter of 2026 was $44.5 million, or $0.15 per diluted share.

Comstock's production cost per Mcfe in the first quarter averaged $0.93 per Mcfe, which was comprised of $0.43 for gathering and transportation costs, $0.29 for lease operating costs, $0.10 for production and other taxes and $0.11 for cash general and administrative expenses. Comstock's unhedged operating margin was 78% in the first quarter of 2026 and 73% after hedging.

Drilling Results

Comstock drilled 17 (15.3 net) operated horizontal Haynesville/Bossier shale wells in the first quarter of 2026, which had an average lateral length of 10,714 feet. Comstock turned 13 (11.7 net) operated wells to sales in the first quarter of 2026.

Since its last operational update in February 2026, Comstock has turned 16 (14.6 net) operated Haynesville/Bossier shale wells to sales. These wells had initial production rates that averaged 30 MMcf per day. The completed lateral length of these wells averaged 11,773 feet.

Included in the wells turned to sales were six more successful Western Haynesville wells:

Well	Vertical Depth (feet)	Completed Lateral (feet)	Initial Production Rate (MMcf per day)

Hutto Rodell #1	17,408	8,261	20
Bumpurs BHGJ #1	16,074	12,341	32
Bumpurs NMH #1	14,272	11,325	32
Pollard MBK #1	15,850	11,249	25
Pollard TFG #1	14,427	12,710	31
Kiker BK #1	17,956	9,355	35

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on May 6, 2026, to discuss the first quarter 2026 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at:

https://register-conf.media-server.com/register/BIfdab657d67b245688283195b41fda6fb.

Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/p77w7mi4.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on May 6, 2026. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/p77w7mi4.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the NYSE and the NYSE Texas under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended March 31,
	2026	2025
Revenues:
Natural gas sales	$418,275	$412,286
Oil sales	758	702
Total natural gas and oil sales	419,033	412,988
Gas services	166,501	99,866
Gain on sale of assets	1,820	—
Total revenues and other operating income	587,354	512,854
Operating expenses:
Production and ad valorem taxes	10,425	11,179
Gathering and transportation	41,804	42,617
Lease operating	28,281	35,000
Exploration	9,343	2,150
Depreciation, depletion and amortization	141,532	167,891
Gas services	162,856	116,769
General and administrative	18,222	11,080
Total operating expenses	412,463	386,686
Operating income	174,891	126,168
Other Expenses:
Gain (loss) from derivative financial instruments	2,396	(330,339)
Other income	263	339
Interest expense	(53,061)	(54,837)
Total other expenses	(50,402)	(384,837)
Income (loss) before income taxes	124,489	(258,669)
(Provision for) benefit from income taxes	(11,990)	143,276
Net income (loss)	112,499	(115,393)
Net income attributable to noncontrolling interest	(5,049)	(5,885)
Net income (loss) available to the Company	$107,450	$(121,278)

Net income (loss) per share:
Basic	$0.38	$(0.40)
Diluted	$0.38	$(0.40)
Weighted average shares outstanding:
Basic	291,317	290,303
Diluted	291,317	290,303

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended March 31,
	2026	2025
Natural gas production (MMcf)	97,855	115,029
Oil production (Mbbls)	11	10
Total production (MMcfe)	97,919	115,091

Natural gas sales	$418,275	$412,286
Natural gas hedging settlements (1)	(80,388)	(7,959)
Total natural gas including hedging	337,887	404,327
Oil sales	758	702
Total natural gas and oil sales including hedging	$338,645	$405,029

Average natural gas price (per Mcf)	$4.27	$3.58
Average natural gas price including hedging (per Mcf)	$3.45	$3.52
Average oil price (per barrel)	$68.91	$70.20
Average price (per Mcfe)	$4.28	$3.59
Average price including hedging (per Mcfe)	$3.46	$3.52

Production and ad valorem taxes	$10,425	$11,179
Gathering and transportation	41,804	42,617
Lease operating	28,281	35,000
Cash general and administrative (2)	10,778	6,640
Total production costs	$91,288	$95,436

Production and ad valorem taxes (per Mcfe)	$0.10	$0.10
Gathering and transportation (per Mcfe)	0.43	0.37
Lease operating (per Mcfe)	0.29	0.30
Cash general and administrative (per Mcfe)	0.11	0.06
Total production costs (per Mcfe)	$0.93	$0.83

Unhedged operating margin	78%	77%
Hedged operating margin	73%	76%

Gas services revenue	$166,501	$99,866
Gas services expenses	162,856	116,769
Gas services margin	$3,645	$(16,903)

Natural Gas and Oil Capital Expenditures:
Unproved property acquisitions	$19,040	$9,684
Total natural gas and oil properties acquisitions	$19,040	$9,684
Exploration and Development:
Development leasehold	$3,368	$3,556
Exploratory drilling and completion	174,775	100,107
Development drilling and completion	158,559	145,578
Other development costs	6,570	515
Total exploration and development capital expenditures	$343,272	$249,756

(1)
Included in gain (loss) from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended March 31,
	2026	2025
ADJUSTED NET INCOME:
Net income (loss)	$112,499	$(115,393)
Unrealized (gain) loss from derivative financial instruments	(82,784)	322,380
Exploration expense	9,343	2,150
Gain on sale of assets	(1,820)	—
Adjustment to income taxes	7,249	(155,292)
Adjusted net income (1)	$44,487	$53,845

Adjusted net income per share (2)	$0.15	$0.18
Diluted shares outstanding	291,317	293,633

ADJUSTED EBITDAX:
Net income (loss)	$112,499	$(115,393)
Interest expense	53,061	54,837
Income taxes	11,990	(143,276)
Depreciation, depletion, and amortization	141,532	167,891
Exploration	9,343	2,150
Unrealized (gain) loss from derivative financial instruments	(82,784)	322,380
Stock-based compensation	7,444	4,442
Gain on sale of assets	(1,820)	—
Total Adjusted EBITDAX (3)	$251,265	$293,031

(1)
Adjusted net income is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding non-cash unrealized gains and losses on derivative financial instruments, exploration expense and other unusual items.
(2)
Adjusted net income per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization, unrealized gains and losses on derivative financial instruments and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands)

	Three Months Ended March 31,
	2026	2025
OPERATING CASH FLOW (1):
Net income (loss)	$112,499	$(115,393)
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(82,784)	322,380
Deferred income taxes	11,990	(143,276)
Depreciation, depletion and amortization	141,532	167,891
Amortization of debt discount and issuance costs	3,037	2,944
Stock-based compensation	7,444	4,442
Gain on sale of assets	(1,820)	—
Operating cash flow	$191,898	$238,988
(Increase) decrease in accounts receivable	73,494	(33,660)
Decrease in other current assets	9,199	559
Decrease in accounts payable and accrued expenses	(2,626)	(31,141)
Net cash provided by operating activities	$271,965	$174,746

	Three Months Ended March 31,
	2026	2025
FREE CASH FLOW (DEFICIT)(2):
Operating cash flow	$191,898	$238,988
Less:
Exploration and development capital expenditures	(343,272)	(249,756)
Midstream capital expenditures	(54,692)	(48,668)
Other capital expenditures	(60)	(86)
Contributions from midstream partner	—	59,500
Free cash deficit from operations	$(206,126)	$(22)
Acquisitions	(19,040)	(9,684)
Proceeds from divestitures	1,820	—
Free cash deficit after acquisition and divestiture activities	$(223,346)	$(9,706)

(1)
Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)
Free cash deficit from operations and free cash deficit after acquisitions are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, midstream and other capital expenditures, contributions from its midstream partner, proved and unproved property acquisitions, and proceeds from divestitures of natural gas and oil properties.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$14,785	$23,930
Accounts receivable	169,051	242,545
Derivative financial instruments	50,178	19,206
Other current assets	56,050	75,257
Total current assets	290,064	360,938
Property and equipment, net	6,491,565	6,215,494
Goodwill	335,897	335,897
Operating lease right-of-use assets	83,112	94,733
Derivative financial instruments	39,058	—
	$7,239,696	$7,007,062

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$552,967	$501,695
Accrued costs	100,810	153,248
Operating leases	43,263	46,937
Derivative financial instruments	14,882	27,636
Total current liabilities	711,922	729,516
Long-term debt	2,947,607	2,809,066
Deferred income taxes	449,088	437,098
Long-term operating leases	39,538	47,692
Asset retirement obligation	21,125	20,787
Total liabilities	4,169,280	4,044,159
Stockholders' Equity:
Common stock	146,848	146,527
Additional paid-in capital	1,378,963	1,376,053
Accumulated earnings	1,231,680	1,124,230
Total stockholders' equity attributable to Comstock	2,757,491	2,646,810
Noncontrolling interest	312,925	316,093
Total stockholders' equity	3,070,416	2,962,903
	$7,239,696	$7,007,062